UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

CARMAX AUTO OWNER TRUST 2015-3

(Issuing Entity with respect to Securities)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

Delaware	333-189212-09	01-0794037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01. Entry into a Material Definitive Agreement and Other Events

CarMax Auto Funding LLC, a Delaware limited liability company, (the “Depositor”) has registered an issuance of $14,000,000,000 aggregate principal amount of various classes of asset backed notes on Form S-3 (Commission File No. 333-189212), filed on June 10, 2013, and as amended by Pre-Effective Amendment No. 1 on June 21, 2013 (as amended, the “Registration Statement”).

On August 12, 2015 (the “Closing Date”), the Depositor entered into an Amended and Restated Trust Agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), relating to CarMax Auto Owner Trust 2015-3 (the “Issuing Entity”), a Delaware statutory trust created on April 20, 2015. On the Closing Date, CarMax Business Services, LLC (“CarMax Business Services”) and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services to the Depositor. On the Closing Date, the Issuing Entity, the Depositor and CarMax Business Services, as servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On the Closing Date, the Issuing Entity issued to the Depositor the Class A-1 Asset-backed Notes, Class A-2a Asset-backed Notes, Class A-2b Asset-backed Notes, Class A-3 Asset-backed Notes, Class A-4 Asset-backed Notes, Class B Asset-backed Notes, Class C Asset-backed Notes and Class D Asset-backed Notes, having an aggregate original principal amount of $1,000,000,000 pursuant to an Indenture entered into between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), on the Closing Date, a copy of which is filed as an exhibit hereto. On the Closing Date, the Issuing Entity, the Indenture Trustee and CarMax Business Services, as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Item 9.01.	Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2015-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2015.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of August 1, 2015.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor and CarMax Auto Owner Trust 2015-3, dated as of August 1, 2015.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of August 1, 2015.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2015-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC (Depositor)

Dated: August 13, 2015	By:	/s/ Andrew J. McMonigle
Name: Andrew J. McMonigle Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2015-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2015.

4.2	Amended and Restated Trust Agreement between CarMax Auto Funding LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee, dated as of August 1, 2015.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor and CarMax Auto Owner Trust 2015-3, dated as of August 1, 2015.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller, and CarMax Auto Funding LLC, as purchaser, dated as of August 1, 2015.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2015-3 and Wells Fargo Bank, National Association, as indenture trustee, dated as of August 1, 2015.